                                 EXHIBIT 10(aa)


              AMENDMENT NO. 3 TO AND WAIVER OF AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT


         AMENDMENT NO. 3 dated as of March 21, 2002, by and among MARLTON TECHNOLOGIES, INC., a Pennsylvania corporation, successor to Marlton Technologies, Inc., a New Jersey corporation ("Marlton"), and certain subsidiaries executing this Amendment as Borrowers (together with Marlton, collectively, the "Borrowers") and FIRST UNION NATIONAL BANK, a national banking association, as Bank (the "Bank") and as Agent (the "Agent").

         WHEREAS, the Borrowers, the Agent and the Banks entered into a certain Amended and Restated Revolving Credit and Security Agreement dated as of January 21, 2000 (as amended on the date hereof and hereafter, the "Credit Agreement"); capitalized terms not otherwise defined herein having the meanings set forth in the Credit Agreement; and

         WHEREAS, the parties wish to amend certain provisions of the Credit Agreement;

         NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows, effective on the date first above written.

         1. Definitions. Section 1.1 shall be amended to add the following:

                      (a) "Tangible Net Worth" means as of any date Net Worth minus Intangibles.

         2. Minimum Net Worth. Section 6.24 shall be amended to read in full as follows:

                      SECTION 6.24 Minimum Tangible Net Worth. MTI will maintain at the end of each fiscal quarter, commencing with the fiscal quarter ending March 31, 2002, consolidated Tangible Net Worth in an amount not less than $7,800,000. Minimum Tangible Net Worth shall increase annually by 50% of MTI's cumulative consolidated net income for the fiscal years ending December 31, 2002 and December 31, 2003. For purposes of determining the required minimum as aforesaid
                      (a) cumulative consolidated net income shall include consolidated net income for entire fiscal years only and shall be determined by reference to the financial statements delivered under Section 6.1, and (b) a consolidated net loss during any period shall be deemed to be consolidated net income in the amount of zero.

         3. Representations and Covenants. The Borrowers hereby represent, warrant and certify that, assuming the effectiveness of Paragraph 6 of this Amendment: (a) all representations and warranties contained in the Credit Agreement, including without limitation the schedules thereto (updated as attached hereto), are true, correct and complete on and as of the date hereof, (b) all covenants and agreements made in the Credit Agreement have been complied with and fulfilled, (c) no Default or Event of Default is in existence on the date hereof, and (d) this Amendment has been duly authorized, executed and delivered by each Borrower and is the legal, valid and binding obligation of each of the Borrowers, enforceable in accordance with its terms.

         4. Ratification. Other than as specifically set forth herein, the Borrowers hereby ratify and confirm the Credit Agreement and all instruments and agreements relating thereto, and confirm that (a) all of the foregoing remain in full force and effect, (b) each of the foregoing is enforceable against the Borrowers in accordance with its terms, and (c) Borrowers have no defenses to its obligations or claims relative to the Credit Agreement.

         5. Miscellaneous. Article IX of the Credit Agreement is incorporated herein by reference and shall apply to this Amendment. Execution of this Amendment shall not constitute an agreement by the Agent or any Bank to execute any other amendment, waiver or modification of the Credit Agreement. References to the Credit Agreement in any document relating thereto shall be deemed to include this Amendment. This Amendment may be executed in counterparts.

         6. Effectiveness. This Amendment and Waiver shall be effective when the parties have each received a fully executed copy of this Amendment and Waiver.







                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, Borrowers, the Agent and the Banks have caused this Amendment to be duly executed and delivered as of the date and year first above written.


                                          MARLTON TECHNOLOGIES, INC.


                                          By: /s/ Robert B. Ginsburg
                                              ---------------------------------
                                              Name: Robert B. Ginsburg
                                              Title: Chief Executive Officer


                                          SPARKS EXHIBITS HOLDING CORPORATION


                                          By: /s/ Robert B. Ginsburg
                                             ----------------------------------
                                              Name: Robert B. Ginsburg
                                              Title: Chief Executive Officer


                                          SPARKS EXHIBITS & ENVIRONMENTS CORP.


                                          By: /s/ Robert B. Ginsburg
                                             ----------------------------------
                                              Name: Robert B. Ginsburg
                                              Title: Chief Financial Officer


                                          SPARKS EXHIBITS & ENVIRONMENTS, LTD.


                                          By: /s/ Robert B. Ginsburg
                                             ----------------------------------
                                              Name: Robert B. Ginsburg
                                              Title: Chief Financial Officer

                                          SPARKS EXHIBITS & ENVIRONMENTS, INC.


                                          By: /s/ Robert B. Ginsburg
                                             ----------------------------------
                                              Name: Robert B. Ginsburg
                                              Title: Chief Financial Officer


                                          SPARKS EXHIBITS & ENVIRONMENTS,
                                          INCORPORATED


                                          By: /s/ Robert B. Ginsburg
                                             ----------------------------------
                                              Name: Robert B. Ginsburg
                                              Title: Chief Financial Officer


                                          SPARKS SCENIC LTD.


                                          By: /s/ Robert B. Ginsburg
                                             ----------------------------------
                                              Name: Robert B. Ginsburg
                                              Title: Chief Financial Officer


                                          SPARKS PRODUCTIONS LTD.


                                          By: /s/ Robert B. Ginsburg
                                             ----------------------------------
                                              Name: Robert B. Ginsburg
                                              Title: Chief Financial Officer


                                          DMS STORE FIXTURES LLC


                                          By:/s/ Robert B. Ginsburg
                                              ---------------------------------
                                              Name: Robert B. Ginsburg
                                              Title: Chief Financial Officer

                                          FIRST UNION NATIONAL BANK, as
                                          Bank and as Agent


                                          By:/s/ Stephanie Micua
                                             --------------------------------
                                              Name: Stephanie Micua
                                              Title: Vice President